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                                                               EXHIBIT 23.4

                        CONSENT OF DIRECTOR NOMINEE

  The undersigned hereby consents to the reference of the undersigned as a director nominee of Signature Resorts, Inc. (the "Company") in the Company's Registration Statement on Form S-1 (File No. 333-06027).

                                                   /s/ Juergen Bartels
                                                  -----------------------------

                                                      Juergen Bartels